    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 1999
                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                          ARONEX PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)

                      ------------------------------------

               DELAWARE                                                                     76-0196535
   (State or other jurisdiction of                                              (IRS Employer Identification No.)
    incorporation or organization)

                      ------------------------------------

                          8707 TECHNOLOGY FOREST PLACE
                         THE WOODLANDS, TEXAS 77381-1191
                                 (281) 367-1666
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                      ------------------------------------

                                 GEOFFREY F. COX
                             CHIEF EXECUTIVE OFFICER
                          ARONEX PHARMACEUTICALS, INC.
                          8707 TECHNOLOGY FOREST PLACE
                         THE WOODLANDS, TEXAS 77381-1191
                                 (281) 367-1666
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                      ------------------------------------

                                   COPIES TO:

                             Andrews & Kurth L.L.P.
                        2170 Buckthorne Place, Suite 150
                           The Woodlands, Texas 77380
                                 (713) 220-4801
                          Attention: Jeffrey R. Harder

                      ------------------------------------

        Approximate date of commencement of proposed sale to the public:
  As soon as practicable after this Registration Statement becomes effective.

                      ------------------------------------

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-28945

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                      ------------------------------------

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                              PROPOSED MAXIMUM     PROPOSED MAXIMUM
           TITLE OF EACH CLASS              AMOUNT TO BE     OFFERING PRICE PER   AGGREGATE OFFERING    AMOUNT OF
     OF SECURITIES TO BE REGISTERED          REGISTERED           SHARE (1)            PRICE(2)      REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001 per share  1,500,000 shares        $ 2.4375           $ 3,656,250        $ 1,017
=====================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) of the Securities Act of 1933, based on the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on February 9, 1999.

================================================================================

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-67599) filed by Aronex Pharmaceuticals, Inc. (the "Company") with the Securities and Exchange Commission on November 20, 1998, as amended by the Amendment No. 1 thereto filed on January 26, 1999, Amendment No. 2 thereto filed on February 11, 1999, and Amendment No. 3 thereto filed on February 12, 1999, which was declared effective February 16, 1999, are incorporated herein by reference.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-1 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF THE WOODLANDS, STATE OF TEXAS, ON FEBRUARY 16, 1999.

                                          ARONEX PHARMACEUTICALS, INC.


                                          By:     /s/ Geoffrey F. Cox
                                               ---------------------------------
                                               Geoffrey F. Cox
                                               Chief Executive Officer

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

    SIGNATURE                                                        TITLE                           DATE
    ---------                                                        -----                           ----
    /s/ Geoffrey F. Cox                                   Chairman of the Board and             February 16, 1999
----------------------------------------                   Chief Executive Officer
    Geoffrey F. Cox                                     (Principal executive officer)

    /s/ Terance A. Murnane                           Controller (Principal financial and        February 16, 1999
----------------------------------------                     accounting officer)
    Terance A. Murnane

    /s/ Gabriel Lopez-Berestein, M.D.                              Director                     February 16, 1999
----------------------------------------
    Gabriel Lopez-Berestein, M.D.

    /s/ Ronald J. Brenner, Ph.D.                                   Director                     February 16, 1999
----------------------------------------
    Ronald J. Brenner, Ph.D.

    /s/ James R. Butler                                            Director                     February 16, 1999
----------------------------------------
    James R. Butler

    /s/ Phyllis I. Gardner, M.D.                                   Director                     February 16, 1999
----------------------------------------
    Phyllis I. Gardner, M.D.

    /s/ Martin P. Sutter                                           Director                     February 16, 1999
----------------------------------------
    Martin P. Sutter

                                                                   Director
----------------------------------------
    Gregory F. Zaic

                                INDEX TO EXHIBITS




Exhibit Number           Description
--------------           -----------
*1.1                     Placement Agency Agreement.
 5.1                     Opinion of Andrews & Kurth L.L.P., as to the validity
                         of the Common Stock.
23.1                     Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1).
23.2                     Consent of Arthur Andersen LLP.
24.1                     Power of Attorney

* Incorporated by reference to the Company's Registration Statement on Form S-1, as amended, Registration No. 333-67599.